                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The Tax-Managed U.S. Marketwide Value Series, The U.S. 4-10 Value Series, The U.S. 6-10 Value Series, The U.S. 6-10 Small Company Series, The U.S. 9-10 Small Company Series, The DFA International Value Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Global Value Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series, and The DFA Two-Year Global Fixed Income Series, (constituting portfolios within the DFA Investment Trust Company), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings, "Service Providers" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. 6-10 Value Portfolio, U.S. 6-10 Small Company Portfolio, U.S. 9-10 Small Company Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, and DFA Intermediate Government Fixed Income Portfolio (constituting portfolios within the DFA Investment Dimensions Group Inc.), and DFA International Value Portfolio (constituting a portfolio within the Dimensional Investment Group Inc.) which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of Dimensional Emerging Markets Value Fund Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings, "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (constituting portfolios within the DFA Investment Dimensions Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. 5-10 Value Portfolio, Tax-Managed U.S. 6-10 Small Company Portfolio and Tax-Managed DFA International Value (constituting portfolios within the DFA Investment Dimensions Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000